UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 21, 2010
CNA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 S. Wabash, Chicago, Illinois	60604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (312) 822-5000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
As a result of the realignment of management responsibilities, CNA Financial Corporation and its controlled subsidiaries (the Company) has revised its property and casualty segments in the fourth quarter of 2009. There was no change in the Company’s Life & Group Non-Core and Corporate & Other Non-Core segments.
On January 21, 2010, the Company posted a financial supplement on its website providing information on its revised property and casualty segments for each of the quarters in and for the nine month period ended September 30, 2009, the three month period ended December 31, 2008, and the years ended December 31, 2008 and December 31, 2007 as if the current segment changes occurred as of the beginning of the earliest period presented. The financial supplement is furnished as Exhibit 99.1 to this Form 8-K.
The changes to the Company’s segments are as follows:
The Company’s core property and casualty commercial insurance operations are reported in two business segments: CNA Specialty and CNA Commercial. CNA Specialty provides a broad array of professional, financial and specialty property and casualty products and services, primarily through insurance brokers and managing general underwriters. CNA Commercial includes property and casualty coverages sold to small businesses and middle market entities and organizations primarily through an independent agency distribution system. CNA Commercial also includes commercial insurance and risk management products sold to large corporations primarily through insurance brokers. Previously, the Company’s international operations were treated as a separate business unit within CNA Specialty. The products sold through the Company’s international operations are now reflected within CNA Specialty and CNA Commercial in a manner that aligns with the products within each segment. Additionally, our excess and surplus lines, which were previously included in CNA Specialty, are now included in CNA Commercial, as part of CNA Select Risk.
The information under Item 2.02 and in Exhibit 99.1 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 2.02 and in Exhibit 99.1 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

Exhibit No.	Description

99.1	CNA Financial Corporation financial supplement, posted on its website January 21, 2010, providing supplemental financial information for each of the quarters in and for the nine month period ended September 30, 2009, the three month period ended December 31, 2008, and the years ended December 31, 2008 and December 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation

(Registrant)

Date: January 21, 2010	By	/s/ D. Craig Mense

(Signature)

D. Craig Mense
Executive Vice President and
Chief Financial Officer